Vivaldi Multi-Strategy Fund

Class A Shares – OMOAX

Class I Shares – OMOIX

A series of Investment Managers Series Trust II (the "Trust")

Supplement dated August 25, 2021 to the

Prospectus, Statement of Additional Information (“SAI”) and

Summary Prospectus dated February 1, 2021.

Vivaldi Asset Management, LLC (“VAM”) serves as the Vivaldi Multi-Strategy Fund’s (the “Fund”) investment adviser pursuant to an investment management agreement between the Fund and VAM. The controlling member of VAM is Vivaldi Holdings, LLC (together with its affiliates, “Vivaldi”). In September 2021, Vivaldi is expected to partner with First Trust Capital Partners, LLC (“FTCP”) in a joint venture which will result in a change of control of VAM (the “Transaction”); however, there will not be any changes in the management or day-to-day advisory services provided to the Fund as a result of the change in control of VAM. Further, the Fund’s portfolio management team will remain unchanged.

The Transaction will constitute an “assignment” under the Investment Company Act of 1940, as amended, which will result in the automatic termination of the Fund’s current investment management agreement with VAM (the “Current Advisory Agreement”) upon the closing of the Transaction (the “Effective Date”). To provide the Fund and shareholders with investment management continuity after the Effective Date, at a special meeting held on June 30, 2021, the Board of Trustees of the Trust (the “Board”) considered and approved, subject to the closing of the Transaction, a new advisory agreement between the Fund and VAM (the “New Advisory Agreement”). The New Advisory Agreement is effective for 150 days from the Effective Date, and upon approval by shareholders of the Fund, will remain in effect for a two-year initial period. The terms of the New Advisory Agreement are substantially similar to the terms of the Current Advisory Agreement. The investment management fees payable by the Fund under the New Advisory Agreement are identical to the current management fees payable to VAM by the Fund. The Board also approved a new contractual operating expenses limitation agreement between the Trust, on behalf of the Fund, and VAM, which will maintain the Fund’s current contractual expense limitation for a period of two years from the closing of the Transaction.

The termination of the Current Advisory Agreement will also result in the termination of the current investment sub-advisory agreements between VAM and RiverNorth Capital Management, LLC (“RiverNorth”) and Angel Oak Capital Advisors, LLC (“Angel Oak”). At the June 30, 2021, special meeting, the Board also considered and approved the following, subject to the closing of the Transaction: (i) a new investment sub-advisory agreement (the “New RiverNorth Sub-Advisory Agreement”) between VAM and RiverNorth; and (ii) a new investment sub-advisory agreement (the “New Angel Oak Sub-Advisory Agreement”) between VAM and Angel Oak. The terms of the New RiverNorth Sub-Advisory Agreement and New Angel Oak Sub-Advisory Agreement, including the compensation each sub-advisor receives from VAM, are identical to the terms of the corresponding current investment sub-advisory agreement, except for the effective dates. Pursuant to an exemptive order received from the Securities and Exchange Commission, VAM is permitted, subject to Board approval, to enter into or materially amend sub-advisory agreements with existing or new unaffiliated sub-advisors without approval of Fund shareholders. As a result, shareholders will not be asked to approve the New RiverNorth Sub-Advisory Agreement or the New Angel Oak Sub-Advisory Agreement. The New RiverNorth Sub-Advisory Agreement and New Angel Oak Sub-Advisory Agreement will take effect upon the closing of the Transaction.

Shareholders of record as of July 30, 2021 will be eligible to vote at the Special Meeting of Shareholders, currently scheduled to be held on September 28, 2021. Proxy materials will be mailed to Fund shareholders with more information about the Special Meeting and the proposal. Please read the Proxy Statement when it is available because it contains important information. You can obtain free copies of the Fund’s Proxy Statement (when available), Prospectus and Statement of Additional Information, as well as the Fund’s Annual Report, by calling 1-877-779-1999, by writing to the Vivaldi Funds, P.O. Box 2175, Milwaukee, Wisconsin 53201, or by visiting www.vivaldifunds.com. The Fund’s Proxy Statement will also be available at the Securities and Exchange Commission website at www.sec.gov.

The foregoing is not an offer to sell, nor is it a solicitation of an offer to buy, shares of the Fund, nor is it a solicitation of any proxy.

Please file this Supplement with your records.